SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                                                October 15, 1999
Date of Report (Date of earliest event reported)................................


                              NDC AUTOMATION, INC.
 ................................................................................
             (Exact name of registrant as specified in its charter)



DELAWARE                       0-18253                        56-1460497
 ................................................................................
(State or other           (Commission                    (I.R.S. Employer
 jurisdiction                        File Number)         Identification No)
 of incorporation)



3101 LATROBE DRIVE              CHARLOTTE NC                        28211
 ................................................................................
                    (Address of principal executive offices)      (Zip Code)



                                                                   704) 362-1115
Registrant's telephone number, including area code .............................


 ................................................................................
          (Former name or former address, if changed since last report)

Item 1.  Changes in Control of Registrant.
         ---------------------------------

                  None.

Item 2.  Acquisition or Disposition of Assets.
         -------------------------------------

                  None.

Item 3.  Bankruptcy or Receivership.
         ---------------------------

                  None.

Item 4.  Changes in the Registrant's Certifying Accountant.
         --------------------------------------------------

                  None.

Item 5.  Other Events.
         -------------

                  Exhibit 10.1: Press release announcing receipt of Purchase order
                  Exhibit 10.2: Copy of Purchase order from Customer.

Item 6.  Resignations of Registrant's Directors.
         ---------------------------------------

                  None

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

                  None

Item 8.  Change in Fiscal Year.
         ----------------------

                  None

                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NDC AUTOMATION, INC.



Date:  October 15, 1999            By:____/s/ Claude Imbleau_____________
                                              Claude Imbleau
                                              Vice President of Finance and CFO